Note 10. Derivatives and Hedging Instruments (Notes)	12 Months Ended
Dec. 31, 2014
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES AND HEDGING INSTRUMENTS
DERIVATIVES AND HEDGING INSTRUMENTS
SunEdison's hedging activities consist of:

In millions		Notional Value as of December 31,	Assets (Liabilities or Equity) Fair Value as of December 31,
Type of Instrument	Balance Sheet Classification	2014	2014	2013
Derivatives designated as hedging:
Interest rate swaps	Prepaid and other current assets	$25.1	$1.8	$1.6
	Accumulated other comprehensive income		(1.8)	(1.6)
Interest rate swaps	Accrued liabilities	515.6	(7.9)	(2.4)
	Accumulated other comprehensive loss		7.0	1.6
Cross currency swaps	Prepaid and other current assets	185.8	21.1	—
	Accumulated other comprehensive income		(21.1)	—
Cross currency swaps	Accrued liabilities	—	—	(2.4)
	Accumulated other comprehensive loss		—	2.4
Derivatives not designated as hedging:
Note hedges	Note hedge derivative asset	$1,200.0	$—	$514.8
Conversion options	Conversion option derivative liability	1,200.0	—	(506.5)
Warrants	Warrant derivative liability	1,200.0	—	(270.5)
Currency forward contracts	Prepaid and other current assets	358.9	1.9	0.7
Currency forward contracts	Accrued liabilities	358.9	(4.5)	(11.5)
Interest rate swaps	Prepaid and other current assets	—	—	1.0
Interest rate swaps	Accrued liabilities	571.4	(61.1)	(0.2)

		Losses (Gains) for the Year Ended December 31,
In millions	Statement of Operations Classification	2014	2013	2012
Derivatives not designated as hedging:
Currency forward contracts	Other, net	$13.7	$8.0	$9.0
Interest rate swaps	Interest expense	15.8	0.2	—
Note hedges	Gain on convertible note derivative	(365.3)	—	—
Conversion options	Loss on convertible note derivative	381.9	—	—
Warrants	Loss on convertible note derivative	482.8	—	—

To mitigate financial market risks of fluctuations in foreign currency exchange rates, we utilize currency forward contracts. We do not use derivative financial instruments for speculative or trading purposes. We generally hedge transactional currency risks with currency forward contracts. Gains and losses on these foreign currency exposures are generally offset by corresponding losses and gains on the related hedging instruments, reducing our net exposure. A substantial portion of our revenue and capital spending is transacted in U.S. Dollars. However, we do enter into transactions in other currencies, primarily the Euro, the Japanese Yen, the Canadian Dollar, the South African Rand, Korean Won and certain other Asian currencies. To protect against reductions in value and volatility of future cash flows caused by changes in foreign exchange rates, we have established transaction-based hedging programs. Our hedging programs reduce, but do not always eliminate, the impact of foreign currency exchange rate movements. At any point in time, we may have outstanding contracts with several major financial institutions for these hedging transactions. Our maximum credit risk loss with these institutions is limited to any gain on our outstanding contracts. As of December 31, 2014 and 2013, these currency forward contracts had net notional amounts of $358.9 million and $401.0 million, respectively, and are accounted for as economic hedges. There were no outstanding currency forward contracts designated as cash flow hedges as of December 31, 2014 and 2013.
During the second quarter of 2013, we entered into a cross currency swap with a notional amount of $185.8 million accounted for as a cash flow hedge. The amounts recorded to the consolidated balance sheet, as provided in the table above, represent the fair value of the net amount that would settle on the balance sheet date if the swap was transferred to other third parties or canceled by us. The effective portion of this cash flow hedge instrument during the year ended December 31, 2014 was recorded to accumulated other comprehensive loss (income) on the consolidated balance sheet. No ineffectiveness was recognized during the year ended December 31, 2014, 2013 and 2012, respectively.
As of December 31, 2014, we are party to certain interest rate swap instruments that are accounted for using hedge accounting. These instruments are used to hedge floating rate debt and are accounted for as cash flow hedges. Under the interest rate swap agreements, we pay the fixed rate and the financial institution counterparties to the agreements pay us a floating interest rate. The amount recorded in the consolidated balance sheet represents the estimated fair value of the net amount that we would settle on December 31, 2014 if the agreements were transferred to other third parties or cancelled by us. The effective portion of these cash flow hedges net to losses of $5.2 million for the year ended December 31, 2014, and net to a zero value for the year ended December 31, 2013. Entries were recorded to accumulated other comprehensive loss (income). There was no material ineffectiveness recorded for the year ended December 31, 2014, 2013, or 2012, respectively. There were no outstanding currency forward contracts designated as cash flow hedges as of December 31, 2014, and 2013, respectively.
As of December 31, 2014, we are party to certain interest rate swap instruments that are accounted for as economic hedges. These instruments are used to hedge floating rate debt and are not accounted for as cash flow hedges. Under the interest rate swap agreements, we pay the fixed rate and the financial institution counterparties to the agreements pay us a floating interest rate. The amount recorded in the consolidated balance sheet represents the estimated fair value of the net amount that we would settle on December 31, 2014, if the agreements were transferred to other third parties or cancelled by us. Fluctuations in balance sheet amounts, when compared to the amount outstanding as of December 31, 2013, are primarily attributed to acquisitions executed as of, and during, the year ended December 31, 2014. Because these hedges are deemed economic hedges and not accounted for under hedge accounting, the changes in fair value are recorded to non-operating expense (income) within the consolidated statement of operations. The fair value of these hedges was a net liability of $61.1 million as of December 31, 2014, and a net asset of $0.8 million as of December 31, 2013, respectively.
In connection with the senior convertible notes issued in December 2013 and June 2014 as discussed in Note 9, we entered into privately negotiated convertible note hedge transactions and warrant transactions. Assuming full performance by the counterparties, these instruments are meant to effectively reduce our potential payout over the principal amount on the senior convertible notes upon conversion. Refer to Note 9 for additional information.